UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-00043

Deutsche DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/19

ITEM 1.	REPORT TO STOCKHOLDERS

November 30, 2019

Annual Report

to Shareholders

DWS CROCI® Equity Dividend Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Portfolio Management Review
9	Performance Summary
12	Portfolio Summary
13	Investment Portfolio
17	Statement of Assets and Liabilities
19	Statement of Operations
20	Statements of Changes in Net Assets
21	Financial Highlights

28	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
41	Information About Your Fund’s Expenses
43	Tax Information
44	Advisory Agreement Board Considerations and Fee Evaluation
49	Board Members and Officers
53	Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

The Fund will be managed using the CROCI® Investment Process which is based on portfolio management’s belief that, over time, stocks which display more favorable financial metrics (for example, the CROCI® Economic P/E Ratio) as generated by this process may outperform stocks which display less favorable metrics. This premise may not prove to be correct and prospective investors should evaluate this assumption prior to investing in the Fund. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the Fund reduce or stop paying dividends, the Fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. The Fund may lend securities to approved institutions. Stocks may decline in value. Please read the prospectus for details.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS CROCI® Equity Dividend Fund

Letter to Shareholders

Dear Shareholder:

Following a very strong year for investors, the outlook remains generally positive for 2020. Continued economic growth along with other healthy macroeconomic conditions, such as employment levels, provide reasons to be confident despite certain potential risks for short-term setbacks. We however do not see greater than usual risk probabilities for a recession or bear-market losses.

Our Americas Chief Investment Officer (“CIO”), David Bianco, says that an economic or a market slump, while not expected, cannot be completely ruled out. We expect monetary policy to remain on hold in both the Eurozone and the U.S., with no further interest rate cuts by either the European Central Bank or the U.S. Federal Reserve. Concerns about economic slowing, soft capital expenditures and manufacturing, excess oil production, technological and geopolitical conflicts, and low interest rates are likely to remain in 2020, with the potential for unexpected flare-ups. Election concerns and political uncertainty will rise in 2020, in our opinion, but will likely be relieved post elections.

Basically, while it would be hard to match the strong returns seen in 2019, our economists are cautiously optimistic. The current cycle has demonstrated unusual staying power.

As always, we encourage you to visit the “Insights” section of our Web site, dws.com. There you will find our Global CIO View and Americas CIO View, which integrate the on-the-ground views of our worldwide network of economists, research analysts and investment professionals. This global perspective guides our strategic investment approach.

Thank you for trusting DWS to help serve your investment needs.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS CROCI® Equity Dividend Fund	|	3

Portfolio Management Review	(Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 9 through 11 for more complete performance information.

DWS CROCI® Equity Dividend Fund returned 14.53% in the 12-month period that ended on November 30, 2019, underperforming the 16.11% gain of the Standard & Poor’s 500 ® Index (S&P 500 ®) but outpacing the 10.33% average return for the funds in its Morningstar peer group, Large Value.

We believe the Fund’s strong performance versus its peers helps illustrate the merits of our unique approach to value investing. We think our strategy, which looks beyond traditional metrics to assess companies’ true economic valuations, remains well positioned to capitalize on the most compelling, longer-term value opportunities in the U.S. market.

Investment Process

Portfolio management selects stocks that it believes offer economic value utilizing the CROCI® strategy as the primary factor, among other factors, and will seek above average dividend yield. The CROCI® strategy is an investment process based on a proprietary valuation technique that attempts to understand the value of a company by converting financial statement data into a set of economic inputs that are used to calculate a valuation metric called the CROCI® Economic Price Earnings Ratio which is comparable across markets, sectors and stocks. The CROCI® Economic Price Earnings Ratio seeks to measure the “real” economic value rather than the “accounting” value of a company’s invested capital, and the economic returns thereof. Portfolio Management employs a U.S.-specific strategy seeking to select approximately the forty best value companies under CROCI® coverage with additional screening on high dividend yield, dividend sustainability and price volatility.

The Fund is reviewed periodically (typically quarterly) and adjusted in accordance with the CROCI® strategy’s rules (re-selecting approximately forty stocks that will make up the fund). Portfolio Management targets low valuation combined with higher dividends and excludes stocks with undesirable characteristics such as, for example, high financial leverage, low cash returns and high volatility.

4	|	DWS CROCI® Equity Dividend Fund

Market Overview

U.S. equities delivered a robust, double-digit gain despite the potential headwinds of slowing global growth and the ongoing U.S.-China trade dispute. The U.S. Federal Reserve’s (Fed’s) shift to a more accommodative interest-rate policy was the key driver of the rally. The Fed cut rates by a quarter point on three occasions, bringing its benchmark fed funds rate to a range of 1.50% to 1.75%. This marked an important departure from the consensus that existed in late 2018, when the markets were anticipating several additional rate increases before the Fed wrapped up its tightening cycle. Investors were also encouraged by the fact that both domestic economic growth and corporate profits remained in positive territory, calming the recession fears that pressured the market in late 2018.

“Although the overall market staged a sizable rally in the past year, we continued to find attractive ideas at the individual company level.”

In a continuation of a longstanding trend, the value style underperformed growth in the 12-month period. The Russell 1000® Value Index, while producing a robust absolute return of 13.33%, nonetheless trailed the 21.01% gain of the Russell 1000® Growth Index. At of time of slowing economic conditions across the globe, investors continued to demonstrate a preference for faster-growing companies over those with attractive valuations and/or high dividends.

Fund Performance

Although the Fund’s stock selection added value in the annual period, the benefit was offset by the effect of sector allocation. Most notably, an underweight position in the strong-performing information technology sector cost the Fund some relative performance. The Fund’s average allocation to this area was less than a quarter of the benchmark weighting, preventing us from fully participating in tech stocks’ robust gain. A zero weighting in communication services and an overweight in health care were also modest detractors. On the plus side, the Fund benefited from an underweight in the energy sector, which trailed the broader market by a wide margin due to the combination of softness in oil prices and concerns that domestic production may have peaked.

DWS CROCI® Equity Dividend Fund	|	5

Individual stock selection made a positive contribution to performance. The Fund’s holdings outpaced the corresponding benchmark components in the industrials, consumer staples, and energy sectors, more than offsetting the effect of weaker relative performance in materials.

Our strong showing in industrials stemmed from investments in PACCAR, Inc., and Lockheed Martin Corp. Paccar, a designer and manufacturer of trucks, was boosted by positive underlying fundamentals such as better freight demand. Lockheed Martin, which exceeded earnings estimates, raised its guidance for the full year, and announced new contract wins, was also a key contributor.

A position in Tyson Foods, Inc. was the primary source of outperformance in consumer staples. The stock rallied for several reasons, including consumers’ substitution of chicken for pork in the wake of disruptions in the global pork supply, the company’s introduction of plant-based protein products, and its continued international expansion.

Energy was another area of strength for the fund. The broader sector posted a negative return and finished as the worst-performing segment of the benchmark, but the Fund was helped by holding only one stock in the group: the refiner Phillips 66. Refining stocks tend to outperform when oil prices are falling, since oil represents an input rather than an output (as is the case with most companies in the sector).

Outside of these three sectors, Synchrony Financial was the leading contributor at the individual-stock level. Synchrony outperformed its financial-sector peers thanks in part to improved earnings visibility. Garmin Ltd.,* a specialist in GPS-related technology that rallied after reporting better revenues and raising its profit outlook, was another contributor of note.

On the negative side, our stock picks underperformed by a wide margin in the materials sector largely as a result of positions in the chemical producers WestRock Co.,* Eastman Chemical Co., and LyondellBasell Industries NV. The industry lagged considerably due to the combination of slowing growth, potential oversupply, and the uncertainty surrounding trade policy. A position in the steel producer Nucor Corp. also hurt results. Steel stocks performed poorly in the past year, reflecting their higher sensitivity to the trade dispute with China.

6	|	DWS CROCI® Equity Dividend Fund

The financial stock Comerica, Inc., which lost ground due to its higher valuation and above-average exposure to the energy industry, was a further detractor from performance. The tobacco producer Altria Group, Inc. was another key detractor. Although the company beat earnings estimates, its shares slid steadily due to concerns about declining cigarette volumes and the profitability of its investments in the e-cigarette business.

Outlook and Positioning

Although the overall market staged a sizable rally in the past year, we continued to find attractive ideas at the individual company level. This was evident in the Fund’s metrics, which demonstrated what we see as a favorable balance of compelling valuations and positive fundamentals. As of November 30, 2019, the Fund had a price-to-earnings ratio of 13.1 based on one-year forward earnings estimates, versus 18.5 for the S&P 500 Index. At the same time, the companies in the portfolio featured a return on equity of 22.0%, compared with 21.4% for the index. We believe these characteristics help create a firm foundation for longer-term results.

The Fund’s bottom-up approach to value investing continued to result in divergent sector weightings in relation to the benchmark. At the close of the period, the portfolio had meaningful overweights in financials, and utilities, together with smaller overweights in health care, industrials, and materials. Its largest underweights were in information technology, communications services, followed by consumer discretionary, real estate and energy.

The growth style has outperformed dividend-paying value stocks for quite some time, leading to a large disparity in the longer-term returns of the two asset classes. We believe this may create latitude for mean reversion in the years ahead, particularly if market conditions turn less favorable. Additionally, we think the benefit of higher dividend yields may become more apparent in stocks’ total returns if broader-market performance begins to cool.

*	Not held at November 30, 2019.

DWS CROCI® Equity Dividend Fund	|	7

Portfolio Manager

Di Kumble, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2014.

–

Joined DWS in 2003 with seven years of industry experience. Prior to joining, she served as a Portfolio Manager at Graham Capital Management. Previously, she worked as a Quantitative Strategist at ITG Inc. and Morgan Stanley.

–	Senior Portfolio Manager, Head of Tax Managed Equities: New York.

–	BS, Beijing University; PhD in Chemistry, Princeton University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

Standard & Poor’s 500 ® Index (S&P 500 ®) is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Morningstar Large Value category portfolios invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The average category returns for the one-, five- and 10-year periods ended 11/30/19 were 10.33%, 7.43% and 10.85%, respectively.

Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 ® Index that have higher price-to-book ratios and higher forecasted growth values. Russell 1000 ® Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Russell 1000 Value Index is an unmanaged market capitalization-weighted index of value-oriented stocks of the largest U.S. domiciled companies that are included in the Russell 1000 Index. Value-oriented stocks tend to have lower price-to-book ratios and lower forecasted growth values. Russell 1000 Index is an unmanaged price-only index of the 1,000 largest capitalized companies that are domiciled in the U.S. and whose common stocks are traded.

Index returns assume reinvestment of all distributions and do not reflect fees or expenses. It is not possible to invest directly in an index or category.

Contribution and detraction incorporate both an investment’s total return and its weighting in the Fund.

The consumer staples sector represents companies that produce essential items such as food, beverages and household products.

Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.

Price-to-earnings (P/E) ratio compares a company’s current share price to its per-share earnings. The CROCI® Economic P/E Ratio is a proprietary measure of company valuation calculated by the CROCI process via the adjustments to and normalizations of reported financial statements, conducted by CROCI’s team of company analysts.

Return on equity is the amount of net income returned as a percentage of shareholders’ equity.

8	|	DWS CROCI® Equity Dividend Fund

Performance Summary	November 30, 2019 (Unaudited)

Class A	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
Unadjusted for Sales Charge	14.53%	9.82%	10.84%
Adjusted for the Maximum Sales Charge (max 5.75% load)	7.95%	8.53%	10.19%
S&P 500® Index†	16.11%	10.98%	13.44%

Class T	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
Unadjusted for Sales Charge	14.60%	9.87%	10.93%
Adjusted for the Maximum Sales Charge (max 2.50% load)	11.73%	9.32%	10.65%
S&P 500® Index†	16.11%	10.98%	13.44%

Class C	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
Unadjusted for Sales Charge	13.75%	9.02%	10.02%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	13.75%	9.02%	10.02%
S&P 500® Index†	16.11%	10.98%	13.44%

Class R	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
No Sales Charges	14.19%	9.53%	10.53%
S&P 500® Index†	16.11%	10.98%	13.44%

Class R6		1-Year	Life of Class*

Average Annual Total Returns as of 11/30/19
No Sales Charges		14.95%	10.01%
S&P 500® Index†		16.11%	11.05%

Class S	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
No Sales Charges	14.81%	10.09%	11.10%
S&P 500® Index†	16.11%	10.98%	13.44%

Institutional Class	1-Year	5-Year	10-Year

Average Annual Total Returns as of 11/30/19
No Sales Charges	14.88%	10.11%	11.17%
S&P 500® Index†	16.11%	10.98%	13.44%

DWS CROCI® Equity Dividend Fund	|	9

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2019 are 1.03%, 0.98%, 1.78%, 1.38%, 0.68%, 0.80% and 0.76% for Class A, Class T, Class C, Class R, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS CROCI® Equity Dividend Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Prior to April 1, 2014, the Fund had a different investment management team that operated with a different investment strategy. Performance prior to April 1, 2014 would have been different if the Fund’s current strategy had been in effect.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

10	|	DWS CROCI® Equity Dividend Fund

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on March 2, 2015.

†

The Standard & Poor’s 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Effective December 1, 2019, the Russell 1000 Value Index has replaced the S&P 500 Index as the fund’s primary benchmark index. The Advisor believes that the new index better represents the fund’s investment strategy and is therefore more suitable for performance comparison.

	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class

Net Asset Value
11/30/19	$60.06	$60.08	$59.90	$59.86	$60.12	$60.06	$60.11
11/30/18	$60.49	$60.50	$60.30	$60.32	$60.55	$60.49	$60.53

Distribution Information as of 11/30/19
Income Dividends, Twelve Months	$1.04	$1.07	$.62	$.88	$1.24	$1.17	$1.20
Capital Gain Distributions, Twelve Months	$6.55	$6.55	$6.55	$6.55	$6.55	$6.55	$6.55

DWS CROCI® Equity Dividend Fund	|	11

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding securities lending collateral)	11/30/19	11/30/18
Common Stocks	99%	100%
Cash Equivalent	1%	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalent excluding securities lending collateral)	11/30/19	11/30/18
Financials	28%	20%
Health Care	20%	20%
Industrials	15%	18%
Utilities	13%	10%
Materials	8%	10%
Consumer Staples	7%	12%
Information Technology	5%	5%
Consumer Discretionary	2%	5%
Energy	2%	—
	100%	100%

Ten Largest Equity Holdings at November 30, 2019 (25.7% of Net Assets)		Percent
1	Amgen, Inc.	2.7%
	Developer, manufacturer and marketer of human therapeutics
2	Tyson Foods, Inc.	2.7%
	Produces, distributes and markets chicken, beef, pork, prepared foods and related allied products
3	State Street Corp.	2.7%
	Provider of institutional investor services and manages financial assets worldwide
4	Eaton Corp. PLC	2.6%
	Manufactures engineered products for the industrial, vehicle, construction, commercial, and aerospace markets
5	Eli Lilly & Co.	2.5%
	Develops, manufactures and sells pharmaceutical products
6	Comerica, Inc.	2.5%
	Holder for business, individual and investment banks
7	Eastman Chemical Co.	2.5%
	An international chemical company which produces chemicals, fibers, and plastics
8	PACCAR, Inc.	2.5%
	Designs, develops, manufactures and distributes trucks
9	Johnson & Johnson	2.5%
	Manufactures health products and provides related services
10	Synchrony Financial	2.5%
	Operates as a consumer financial services company

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 13. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 53 for contact information.

12	|	DWS CROCI® Equity Dividend Fund

Investment Portfolio	as of November 30, 2019

	Shares	Value ($)
Common Stocks 98.4%
Consumer Discretionary 2.4%

Distributors
Genuine Parts Co.	294,575	30,744,793

Consumer Staples 7.5%

Beverages 2.3%
PepsiCo, Inc.	221,350	30,065,970

Food Products 2.7%
Tyson Foods, Inc. “A”	386,376	34,731,339

Tobacco 2.5%
Altria Group, Inc.	647,147	32,163,206

Energy 2.4%

Oil, Gas & Consumable Fuels
Phillips 66	265,770	30,489,134

Financials 27.4%

Banks 19.7%

Bank of America Corp.	960,679	32,009,824

BB&T Corp. (a)	567,972	31,079,428

Comerica, Inc.	465,025	32,742,410

JPMorgan Chase & Co.	241,182	31,778,140

KeyCorp	1,662,370	32,233,335

M&T Bank Corp.	192,355	31,688,563

Wells Fargo & Co.	591,389	32,207,045

Zions Bancorp. NA	634,558	31,588,297

		255,327,042

Capital Markets 5.2%

Bank of New York Mellon Corp.	657,811	32,213,005

State Street Corp.	462,262	34,715,876

		66,928,881

Consumer Finance 2.5%
Synchrony Financial	866,807	32,427,250

Health Care 20.2%

Biotechnology 5.2%

Amgen, Inc.	150,375	35,296,020

Gilead Sciences, Inc.	478,748	32,191,016

		67,487,036

Health Care Equipment & Supplies 2.5%
Medtronic PLC	288,779	32,167,093

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	13

	Shares	Value ($)

Pharmaceuticals 12.5%

Bristol-Myers Squibb Co.	554,224	31,557,514

Eli Lilly & Co.	280,572	32,925,124

Johnson & Johnson	237,110	32,600,254

Merck & Co., Inc.	368,138	32,094,271

Pfizer, Inc.	829,367	31,947,217

		161,124,380

Industrials 14.8%

Aerospace & Defense 4.9%

Lockheed Martin Corp.	81,366	31,816,547

Raytheon Co.	144,757	31,473,067

		63,289,614

Electrical Equipment 2.6%
Eaton Corp. PLC	358,650	33,175,125

Machinery 4.9%

Cummins, Inc.	172,496	31,542,619

PACCAR, Inc.	400,822	32,614,886

		64,157,505

Professional Services 2.4%
ManpowerGroup, Inc.	336,792	31,200,411

Information Technology 4.7%

IT Services 2.4%
International Business Machines Corp.	224,978	30,248,292

Technology Hardware, Storage & Peripherals 2.3%
Hewlett Packard Enterprise Co.	1,898,513	30,053,461

Materials 7.5%

Chemicals 5.0%

Eastman Chemical Co.	417,623	32,729,115

LyondellBasell Industries NV “A”	345,932	32,012,547

		64,741,662

Metals & Mining 2.5%
Nucor Corp.	571,342	32,200,835

Utilities 11.5%

Electric Utilities 7.0%

Eversource Energy	352,136	29,100,519

NextEra Energy, Inc.	128,307	30,000,743

PPL Corp.	917,117	31,209,491

		90,310,753

The accompanying notes are an integral part of the financial statements.

14	|	DWS CROCI® Equity Dividend Fund

	Shares	Value ($)

Multi-Utilities 4.5%

DTE Energy Co.	235,162	29,381,140

Public Service Enterprise Group, Inc.	479,921	28,464,115

		57,845,255
Total Common Stocks (Cost $1,104,775,778)		1,270,879,037

Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.53% (b) (c) (Cost $3,378,656)	3,378,656	3,378,656

Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 1.63% (b) (Cost $18,397,641)	18,397,641	18,397,641

	% of Net Assets	Value ($)
Total Investments Portfolio (Cost $1,126,552,075)	100.1	1,292,655,334
Other Assets and Liabilities, Net	(0.1)	(877,830)

Net Assets	100.0	1,291,777,504

A summary of the Fund’s transactions with affiliated investments during the year ended November 30, 2019 are as follows:

Value ($) at 11/30/2018	Purchases Cost ($)		Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 11/30/2019	Value ($) at 11/30/2019
Securities Lending Collateral 0.3%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 1.53% (b) (c)
—	3,378,656	(d)	—	—	—	207,753	—	3,378,656	3,378,656
Cash Equivalents 1.4%
DWS Central Cash Management Government Fund, 1.63% (b)
3,475,963	173,491,495		158,569,817	—	—	447,967	—	18,397,641	18,397,641
3,475,963	176,870,151		158,569,817	—	—	655,720	—	21,776,297	21,776,297

(a)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at November 30, 2019 amounted to $3,286,757, which is 0.3% of net assets.

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended November 30, 2019.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	15

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2019 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks (e)	$1,270,879,037	$—	$—	$1,270,879,037
Short-Term Investment (e)	21,776,297	—	—	21,776,297
Total	$1,292,655,334	$—	$—	$1,292,655,334

(e)	See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

16	|	DWS CROCI® Equity Dividend Fund

Statement of Assets and Liabilities

as of November 30, 2019

Assets
Investments in non-affiliated securities, at value (cost $1,104,775,778) — including $3,286,757 of securities loaned	$1,270,879,037
Investment in DWS Government & Agency Securities Portfolio (cost $3,378,656)*	3,378,656
Investment in DWS Central Cash Management Government Fund (cost $18,397,641)	18,397,641
Cash	10,000
Foreign currency, at value (cost $62)	51
Receivable for Fund shares sold	665,419
Dividends receivable	3,897,960
Interest receivable	22,865
Other assets	63,871
Total assets	1,297,315,500

Liabilities
Payable upon return of securities loaned	3,378,656
Payable for Fund shares redeemed	509,298
Accrued management fee	631,354
Accrued Trustees’ fees	13,843
Other accrued expenses and payables	1,004,845
Total liabilities	5,537,996
Net assets, at value	$1,291,777,504

Net Assets Consist of
Distributable earnings (loss)	257,215,245
Paid-in capital	1,034,562,259
Net assets, at value	$1,291,777,504

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	17

Statement of Assets and Liabilities as of November 30, 2019 (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($963,123,814 ÷ 16,034,973 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.06

Maximum offering price per share (100 ÷ 94.25 of $60.06)	$63.72
Class T

Net Asset Value and redemption price per share ($13,360 ÷ 222.36 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.08

Maximum offering price per share (100 ÷ 97.50 of $60.08)	$61.62
Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($29,572,399 ÷ 493,703 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$59.90
Class R

Net Asset Value, offering and redemption price per share ($1,084,586 ÷ 18,119 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$59.86
Class R6

Net Asset Value, offering and redemption price per share ($8,701,375 ÷ 144,725 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.12
Class S

Net Asset Value, offering and redemption price per share ($109,592,529 ÷ 1,824,835 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.06
Institutional Class

Net Asset Value, offering and redemption price per share ($179,689,441 ÷ 2,989,415 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$60.11

The accompanying notes are an integral part of the financial statements.

18	|	DWS CROCI® Equity Dividend Fund

Statement of Operations

for the year ended November 30, 2019

Investment Income
Income:

Dividends	$34,843,871
Income distributions — DWS Central Cash Management Government Fund	447,967
Securities lending income, net of borrower rebates	207,753
Total income	35,499,591
Expenses:

Management fee	6,812,173
Services to shareholders	1,594,049
Distribution and service fees	2,460,940
Custodian fee	11,909
Professional fees	90,745
Reports to shareholders	132,789
Registration fees	118,386
Trustees’ fees and expenses	57,202
Other	66,002
Total expenses before expense reductions	11,344,195
Expense reductions	(32,025)
Total expenses after expense reductions	11,312,170
Net investment income	24,187,421

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	73,067,902
Change in net unrealized appreciation (depreciation) on investments	65,359,969
Net gain (loss)	138,427,871
Net increase (decrease) in net assets resulting from operations	$162,615,292

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	19

Statements of Changes in Net Assets

	Year Ended November 30,
Increase (Decrease) in Net Assets	2019	2018
Operations:

Net investment income (loss)	$24,187,421	$19,103,748
Net realized gain (loss)	73,067,902	119,483,805
Change in net unrealized appreciation (depreciation)	65,359,969	(67,807,534)
Net increase (decrease) in net assets resulting from operations	162,615,292	70,780,019
Distributions to shareholders:

Class A	(118,723,405)	(15,005,794)
Class T	(1,519)	(188)
Class C	(3,836,776)	(949,201)
Class R	(209,167)	(24,260)
Class R6	(510,307)	(17,123)
Class S	(9,487,530)	(1,161,363)
Institutional Class	(7,718,428)	(750,878)
Total distributions	(140,487,132)	(17,908,807)
Fund share transactions:

Proceeds from shares sold	292,146,053	162,925,637
Reinvestment of distributions	133,648,151	16,921,904
Payments for shares redeemed	(235,511,976)	(287,384,896)
Net increase (decrease) in net assets from Fund share transactions	190,282,228	(107,537,355)
Increase (decrease) in net assets	212,410,388	(54,666,143)
Net assets at beginning of period	1,079,367,116	1,134,033,259

Net assets at end of period	$1,291,777,504	$1,079,367,116

The accompanying notes are an integral part of the financial statements.

20	|	DWS CROCI® Equity Dividend Fund

Financial Highlights

	Years Ended November 30,
Class A	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$60.49	$57.53	$48.38	$43.59	$46.79
Income (loss) from investment operations:

Net investment income[a]	1.17	1.05	.95	.91	.79
Net realized and unrealized gain (loss)	5.99	2.89	9.13	4.76	(3.02)
Total from investment operations	7.16	3.94	10.08	5.67	(2.23)
Less distributions from:

Net investment income	(1.04)	(.98)	(.93)	(.88)	(.97)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.59)	(.98)	(.93)	(.88)	(.97)
Net asset value, end of period	$60.06	$60.49	$57.53	$48.38	$43.59
Total Return (%)[b]	14.53	6.94	21.04	13.17 [c]	(4.79)[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	963	931	910	847	829
Ratio of expenses before expense reductions (%)	1.03	1.03	1.03	1.17	1.16
Ratio of expenses after expense reductions (%)	1.03	1.03	1.03	1.07	1.11
Ratio of net investment income (%)	2.13	1.81	1.82	2.01	1.74
Portfolio turnover rate (%)	40	69	58	55	64

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	21

	Years Ended November 30,		Period Ended
Class T	2019	2018	11/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$60.50	$57.52	$53.26
Income (loss) from investment operations:

Net investment income[b]	1.19	1.08	.48
Net realized and unrealized gain (loss)	6.01	2.88	4.26
Total from investment operations	7.20	3.96	4.74
Less distributions from:

Net investment income	(1.07)	(.98)	(.48)
Net realized gains	(6.55)	—	—
Total distributions	(7.62)	(.98)	(.48)
Net asset value, end of period	$60.08	$60.50	$57.52
Total Return (%)[c]	14.60	6.99	8.96	d**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	13	12	11
Ratio of expenses before expense reductions (%)	.98	.98	1.15	*
Ratio of expenses after expense reductions (%)	.98	.98	1.04	*
Ratio of net investment income (%)	2.17	1.85	1.80	*
Portfolio turnover rate (%)	40	69	58	[e]

[a]	For the period from June 5, 2017 (commencement of operations) to November 30, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

22	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,
Class C	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$60.30	$57.31	$48.20	$43.42	$46.61
Income (loss) from investment operations:

Net investment income[a]	.78	.56	.55	.57	.45
Net realized and unrealized gain (loss)	5.99	2.97	9.09	4.75	(3.01)
Total from investment operations	6.77	3.53	9.64	5.32	(2.56)
Less distributions from:

Net investment income	(.62)	(.54)	(.53)	(.54)	(.63)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.17)	(.54)	(.53)	(.54)	(.63)
Net asset value, end of period	$59.90	$60.30	$57.31	$48.20	$43.42
Total Return (%)[b,c]	13.75	6.20	20.13	12.34	(5.51)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	30	32	124	132	132
Ratio of expenses before expense reductions (%)	1.76	1.78	1.81	1.93	1.92
Ratio of expenses after expense reductions (%)	1.73	1.77	1.79	1.82	1.86
Ratio of net investment income (%)	1.44	.98	1.05	1.26	.99
Portfolio turnover rate (%)	40	69	58	55	64

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	23

	Years Ended November 30,
Class R	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$60.32	$57.39	$48.26	$43.48	$46.67
Income (loss) from investment operations:

Net investment income[a]	.99	.88	.81	.79	.67
Net realized and unrealized gain (loss)	5.98	2.88	9.12	4.75	(3.00)
Total from investment operations	6.97	3.76	9.93	5.54	(2.33)
Less distributions from:
Net investment income	(.88)	(.83)	(.80)	(.76)	(.86)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.43)	(.83)	(.80)	(.76)	(.86)
Net asset value, end of period	$59.86	$60.32	$57.39	$48.26	$43.48
Total Return (%)[b]	14.19	6.62	20.75	12.89	(5.03)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2	3	3
Ratio of expenses before expense reductions (%)	1.40	1.38	1.46	1.52	1.56
Ratio of expenses after expense reductions (%)	1.34	1.31	1.29	1.32	1.36
Ratio of net investment income (%)	1.81	1.53	1.54	1.77	1.49
Portfolio turnover rate (%)	40	69	58	55	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

24	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,				Period Ended
Class R6	2019	2018	2017	2016	11/30/15[a]

Selected Per Share Data
Net asset value, beginning of period	$60.55	$57.60	$48.40	$43.62	$48.04
Income (loss) from investment operations:

Net investment income[b]	1.36	1.48	1.15	1.46	.73
Net realized and unrealized gain (loss)	6.00	2.66	9.13	4.32	(4.31)
Total from investment operations	7.36	4.14	10.28	5.78	(3.58)
Less distributions from:
Net investment income	(1.24)	(1.19)	(1.08)	(1.00)	(.84)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.79)	(1.19)	(1.08)	(1.00)	(.84)
Net asset value, end of period	$60.12	$60.55	$57.60	$48.40	$43.62
Total Return (%)	14.95	7.30	21.49	13.43 [c]	(7.48	)c**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	8,701	3,251	177	152	9
Ratio of expenses before expense reductions (%)	.67	.68	.68	.84	1.18	*
Ratio of expenses after expense reductions (%)	.67	.68	.68	.80	.85	*
Ratio of net investment income (%)	2.47	2.54	2.19	3.12	2.14	*
Portfolio turnover rate (%)	40	69	58	55	64	[d]

[a]	For the period from March 2, 2015 (commencement of operations) to November 30, 2015.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain expenses not been reduced.

[d]	Represents the Fund’s portfolio turnover rate for the year ended November 30, 2015.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	25

	Years Ended November 30,
Class S	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$60.49	$57.55	$48.39	$43.60	$46.80
Income (loss) from investment operations:

Net investment income[a]	1.26	1.18	1.09	1.04	.88
Net realized and unrealized gain (loss)	6.03	2.88	9.13	4.74	(3.00)
Total from investment operations	7.29	4.06	10.22	5.78	(2.12)
Less distributions from:
Net investment income	(1.17)	(1.12)	(1.06)	(.99)	(1.08)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.72)	(1.12)	(1.06)	(.99)	(1.08)
Net asset value, end of period	$60.06	$60.49	$57.55	$48.39	$43.60
Total Return (%)[b]	14.81	7.17	21.36	13.45	(4.55)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110	63	61	43	28
Ratio of expenses before expense reductions (%)	.82	.80	.80	.95	.94
Ratio of expenses after expense reductions (%)	.82	.80	.79	.82	.86
Ratio of net investment income (%)	2.29	2.03	2.06	2.28	1.95
Portfolio turnover rate (%)	40	69	58	55	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

26	|	DWS CROCI® Equity Dividend Fund

	Years Ended November 30,
Institutional Class	2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$60.53	$57.57	$48.40	$43.61	$46.81
Income (loss) from investment operations:

Net investment income[a]	1.31	1.22	1.09	1.03	.94
Net realized and unrealized gain (loss)	6.02	2.87	9.14	4.75	(3.06)
Total from investment operations	7.33	4.09	10.23	5.78	(2.12)
Less distributions from:
Net investment income	(1.20)	(1.13)	(1.06)	(.99)	(1.08)
Net realized gains	(6.55)	—	—	—	—
Total distributions	(7.75)	(1.13)	(1.06)	(.99)	(1.08)
Net asset value, end of period	$60.11	$60.53	$57.57	$48.40	$43.61
Total Return (%)	14.88 [b]	7.21	21.38	13.45 [b]	(4.55)[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	180	48	38	30	25
Ratio of expenses before expense reductions (%)	.77	.76	.78	.91	.89
Ratio of expenses after expense reductions (%)	.75	.76	.78	.82	.86
Ratio of net investment income (%)	2.37	2.09	2.08	2.28	2.07
Portfolio turnover rate (%)	40	69	58	55	64

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain expenses not been reduced.

The accompanying notes are an integral part of the financial statements.

DWS CROCI® Equity Dividend Fund	|	27

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS CROCI® Equity Dividend Fund (the “Fund”) is a diversified series of Deutsche DWS Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the re-investment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R shares and Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

28	|	DWS CROCI® Equity Dividend Fund

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of

DWS CROCI® Equity Dividend Fund	|	29

the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended November 30, 2019, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of November 30, 2019) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower after notice, is required

30	|	DWS CROCI® Equity Dividend Fund

to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of November 30, 2019, the Fund had securities on loan, which were classified as common stock in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

DWS CROCI® Equity Dividend Fund	|	31

At November 30, 2019, the Fund’s components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$34,620,944
Undistributed long-term capital gains	56,633,926
Net unrealized appreciation (depreciation) on investments	$165,960,385

At November 30, 2019, the aggregate cost of investments for federal income tax purposes was $1,126,694,949. The net unrealized appreciation for all investments based on tax cost was $165,960,385. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $189,049,890 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $23,089,505.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended November 30,
	2019	2018
Distributions from ordinary income*	$25,075,129	$17,908,807
Distributions from long-term capital gains	$115,412,003	$—

*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.

B. Purchases and Sales of Securities

During the year ended November 30, 2019, purchases and sales of investment securities (excluding short-term investments) aggregated $511,410,849 and $444,984,103, respectively.

32	|	DWS CROCI® Equity Dividend Fund

C. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement.

Pursuant to the Investment Management Agreement with the Advisor, the Fund paid a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $250 million of the Fund’s average daily net assets	.63%
Next $750 million of such net assets	.60%
Next $1.5 billion of such net assets	.58%
Next $2.5 billion of such net assets	.56%
Next $2.5 billion of such net assets	.53%
Next $2.5 billion of such net assets	.52%
Next $2.5 billion of such net assets	.51%
Over $12.5 billion of such net assets	.50%

Accordingly, for the year ended November 30, 2019, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.60% of the Fund’s average daily net assets.

For the period from December 1, 2018 through September 30, 2019 and February 28, 2019 for Class T and R shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.15%
Class T	1.09%
Class C	1.90%
Class R	1.34%
Class R6	.90%
Class S	.90%
Institutional Class	.90%

DWS CROCI® Equity Dividend Fund	|	33

Effective March 1, 2019 through September 30, 2019, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class T and R shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.15% and 1.40%, respectively.

Effective October 1, 2019 through September 30, 2020, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.10%
Class T	1.10%
Class C	1.85%
Class R	1.35%
Class R6	.85%
Class S	.85%
Institutional Class	.85%

In addition, for the period from April 15, 2019 through November 30, 2019, the Advisor had agreed to voluntarily waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of Institutional Class shares at 0.76%. The voluntary waiver may be changed or terminated at any time without notice.

For the year ended November 30, 2019, fees waived and/or expenses reimbursed for certain classes are as follows:

Class C	$8,757
Class R	848
Class S	4,832
Institutional Class	17,588
$32,025

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing

34	|	DWS CROCI® Equity Dividend Fund

fee it receives from the Fund. For the year ended November 30, 2019, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at November 30, 2019
Class A	$336,344	$54,526
Class T	21	3
Class C	4,191	1,304
Class R	352	57
Class R6	277	60
Class S	10,099	1,765
Institutional Class	3,242	651
	$354,526	$58,366

Pursuant to a fund accounting agreement, DIMA is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DIMA has delegated certain fund accounting and record-keeping services to State Street Bank and Trust Company. The costs and expenses of such delegation are paid by DIMA. The Fund paid no fee to DIMA for fund accounting and record-keeping services provided under the fund accounting agreement during the period.

In addition, for the year ended November 30, 2019, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,” were as follows:

Sub-Recordkeeping	Total Aggregated
Class A	$776,254
Class C	26,814
Class S	149,571
Class R	3,241
Institutional Class	97,057
$1,052,937

Distribution and Service Fees. Under the Fund’s Class C and Class R 12b-1 Plans, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of average daily net assets of Class C shares and 0.25% of average daily net assets of Class R shares. In accordance with the Fund’s Underwriting and Distribution Service Agreement, DDI enters into related selling group agreements with various

DWS CROCI® Equity Dividend Fund	|	35

firms at various rates for sales of Class C and R shares, respectively. For the year ended November 30, 2019, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at November 30, 2019
Class C	$219,307	$18,057
Class R	3,371	220
	$222,678	$18,277

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended November 30, 2019, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at November 30, 2019	Annual Rate
Class A	$2,164,123	$557,204	0.24%
Class T	18	11	0.15%
Class C	71,128	19,211	0.24%
Class R	2,993	718	0.22%
	$2,238,262	$577,144

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid by shareholders in connection with the distribution of Class A shares for the year ended November 30, 2019 aggregated $31,713.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended November 30, 2019, the CDSC for Class C shares aggregated $635. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended November 30, 2019, DDI received $79 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing pre-press and certain regulatory filing services to the Fund. For the year ended November 30, 2019, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $16,536, of which $7,530 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

36	|	DWS CROCI® Equity Dividend Fund

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended November 30, 2019, the Fund incurred lending agent fees to Deutsche Bank AG in the amount of $15,638.

D. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at November 30, 2019.

DWS CROCI® Equity Dividend Fund	|	37

E. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended November 30, 2019		Year Ended November 30, 2018
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	648,390	$35,398,765	1,758,393	$103,729,504
Class C	116,729	6,371,414	46,280	2,689,792
Class R	2,265	122,558	4,938	287,481
Class R6	110,530	5,991,391	56,593	3,292,368
Class S	1,900,250	101,891,765	491,951	28,980,733
Institutional Class	2,559,937	142,370,160	411,962	23,945,759
		$292,146,053		$162,925,637

Shares issued to shareholders in reinvestment of distributions
Class A	2,201,655	$112,521,176	245,203	$14,146,869
Class T	29.68	1,519	4	188
Class C	69,786	3,550,116	16,280	923,328
Class R	4,121	209,167	419	24,061
Class R6	9,918	510,307	296	17,123
Class S	182,553	9,426,115	19,904	1,150,230
Institutional Class	143,587	7,429,751	11,383	660,105
		$133,648,151		$16,921,904

Shares redeemed
Class A	(2,201,493)	$(119,592,427)	(2,429,611)	$(141,006,932)
Class C	(228,243)	(12,505,000)	(1,686,447)	(98,921,884)
Class R	(17,576)	(947,719)	(11,890)	(697,286)
Class R6	(29,418)	(1,566,868)	(6,266)	(368,418)
Class S	(1,301,083)	(73,160,692)	(520,790)	(30,029,420)
Institutional Class	(511,385)	(27,739,270)	(282,663)	(16,360,956)
		$(235,511,976)		$(287,384,896)

Net increase (decrease)
Class A	648,552	$28,327,514	(426,015)	$(23,130,559)
Class T	29.68	1,519	4	188
Class C	(41,728)	(2,583,470)	(1,623,887)	(95,308,764)
Class R	(11,190)	(615,994)	(6,533)	(385,744)
Class R6	91,030	4,934,830	50,623	2,941,073
Class S	781,720	38,157,188	(8,935)	101,543
Institutional Class	2,192,139	122,060,641	140,682	8,244,908
		$190,282,228		$(107,537,355)

38	|	DWS CROCI® Equity Dividend Fund

Report of Independent Registered

Public Accounting Firm

To the Board of Trustees of Deutsche DWS Investment Trust and

Shareholders of DWS CROCI Equity Dividend Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of DWS CROCI Equity Dividend Fund (the “Fund”) (one of the funds constituting Deutsche DWS Investment Trust) (the “Trust”), including the investment portfolio, as of November 30, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Investment Trust) at November 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial

DWS CROCI® Equity Dividend Fund	|	39

reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2019, by correspondence with the custodian and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.

Boston, Massachusetts

January 23, 2020

40	|	DWS CROCI® Equity Dividend Fund

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six month period, the Fund limited these expenses for Class C, Class R, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (June 1, 2019 to November 30, 2019).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

DWS CROCI® Equity Dividend Fund	|	41

Expenses and Value of a $1,000 Investment for the six months ended November 30, 2019 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/19	$1,163.30	$1,163.70	$1,159.40	$1,161.30	$1,165.40	$1,164.60	$1,165.00
Expenses Paid per $1,000*	$5.53	$5.21	$9.15	$7.37	$3.58	$4.50	$4.12

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
Beginning Account Value 6/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 11/30/19	$1,019.95	$1,020.26	$1,016.60	$1,018.25	$1,021.76	$1,020.91	$1,021.26
Expenses Paid per $1,000*	$5.16	$4.86	$8.54	$6.88	$3.35	$4.20	$3.85

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R	Class R6	Class S	Institutional Class
DWS CROCI® Equity Dividend Fund	1.02%	.96%	1.69%	1.36%	.66%	.83%	.76%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

42	|	DWS CROCI® Equity Dividend Fund

Tax Information	(Unaudited)

The Fund paid distributions of $6.32 per share from net long-term capital gains during its year ended November 30, 2019.

For corporate shareholders, 100% of the income dividends (i.e income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended November 30, 2019, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $39,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $62,336,000 as capital gain dividends for its year ended November 30, 2019.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

DWS CROCI® Equity Dividend Fund	|	43

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS CROCI® Equity Dividend Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–	In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the

44	|	DWS CROCI® Equity Dividend Fund

Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 1st quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and three-year periods and has underperformed its benchmark in the five-year period ended December 31, 2018.

DWS CROCI® Equity Dividend Fund	|	45

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group does not manage any institutional accounts or DWS Europe Funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not

46	|	DWS CROCI® Equity Dividend Fund

unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board noted that DIMA pays a licensing fee to an affiliate related to the Fund’s use of the CROCI® strategy. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain

DWS CROCI® Equity Dividend Fund	|	47

of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

48	|	DWS CROCI® Equity Dividend Fund

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.

The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.

Independent Board Members
Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: ICI Mutual Insurance Company; Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; former Directorships: The Kennel Shop (retailer); BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	79	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; and Prisma Energy International. Not-for-Profit Director/Trustee: Palm Beach Civic Association; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; former Not-for-Profit Directorships: Public Radio International	79	Portland General Electric[2] (utility company) (2003– present)

DWS CROCI® Equity Dividend Fund	|	49

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Henry P. Becton, Jr.* (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); Massachusetts Humane Society; Overseer of the New England Conservatory; former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston); American Documentary, Inc. (public media)	77	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (since 1994); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Formerly Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	79	Director, Aberdeen Japan Fund (since 2007)

50	|	DWS CROCI® Equity Dividend Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	79	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	79	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	79	—
Jean Gleason Stromberg* (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	77	—

Officers[4]
Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[6] (1974) President and Chief Executive Officer, 2017–present	Managing Director,[3] DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); and Director and President, DB Investment Managers, Inc. (2018–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019)

DWS CROCI® Equity Dividend Fund	|	51

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); and Assistant Secretary, DBX ETF Trust (2019–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Diane Kenneally[7] (1966) Chief Financial Officer and Treasurer, 2018–present	Director,[3] DWS; and Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[7] (1966) Assistant Treasurer, 2017–present	Director,[3] DWS; Director and Vice President, DWS Trust Company (2018–present); and Assistant Treasurer, DBX ETF Trust (2019–present)
Scott D. Hogan[7] (1970) Chief Compliance Officer, 2016–present	Director,[3] DWS
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] DWS; formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); and Secretary, Deutsche AM Service Company (2010–2017)
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Bank; and AML Officer, DWS Trust Company; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Ciara Crawford[8] (1984) Assistant Secretary, (2019–present)	Associate, DWS (since 2015); previously, Legal Assistant at Accelerated Tax Solutions.

[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

[3]	Executive title, not a board directorship.

[4]

As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

[5]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

[6]	Address: 875 Third Avenue, New York, NY 10022.

[7]	Address: One International Place, Boston, MA 02110.

[8]	Address: 5022 Gate Parkway, Suite 400, Jacksonville, FL 32256.

*	Henry P. Becton, Jr. and Jean Gleason Stromberg retired from the Board effective December 31, 2019.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

52	|	DWS CROCI® Equity Dividend Fund

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

DWS CROCI® Equity Dividend Fund	|	53

Investment Management

DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and it predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	KDHAX	KDHUX	KDHCX	KDHSX	KDHIX
CUSIP Number	25159G 811	25159G 688	25159G 746	25159G 761	25159G 779
Fund Number	087	1704	387	2387	539

For shareholders of Class R and R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account asset at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

	Class R		Class R6
Nasdaq Symbol	KDHRX		KDHTX
CUSIP Number	25159G 753		25159G 696
Fund Number	1506		1602

54	|	DWS CROCI® Equity Dividend Fund

Notes

DCEDF-2

(R-025439-9 1/20)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS CROCI EQuity Divdend Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2019	$53,933	$0	$8,565	$0
2018	$73,951	$3,500	$7,350	$0

The “Audit-Related Fees Billed to Fund” were billed for services rendered in connection with a registration filing and the above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2019	$0	$740,482	$0
2018	$0	$470,936	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2019	$8,565	$740,482	$0	$749,047
2018	$7,350	$470,936	$513,130	$991,416

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2018 and 2019 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter, individually and in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any investments in the Fund or any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breaches did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY stated its belief that, in each lending relationship, the lender is or was not able to impact the impartiality of EY or assert any influence over the investment companies in the DWS Funds Complex whose shares the lender owns or owned, or the applicable investment company’s investment adviser. In addition, on June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex, Fidelity Management & Research Company et al., SEC Staff No-Action Letter (June 20, 2016) (the “Fidelity Letter”), related to similar Loan Rule issues as those described above. In the Fidelity Letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. With respect to each lending relationship identified by EY, the circumstances described in the Fidelity Letter appear to be substantially similar to the circumstances that affected EY’s independence under the Loan Rule with respect to the Fund, and, in each case, EY confirmed to the Audit Committee that it meets the conditions of the Fidelity Letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS CROCI® Equity Dividend Fund, a series of Deutsche DWS Investment Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	1/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	1/29/2020